As filed with the Securities and Exchange Commission on February 27, 2003

                                                     Registration No. 333-
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             ____________________

                                   Form S-8
                            REGISTRATION STATEMENT
                                     Under
                          THE SECURITIES ACT OF 1933

                             ____________________

                        INTERNATIONAL BUSINESS MACHINES
                                  CORPORATION
            (Exact name of registrant as specified in its charter)

                   New York                             13-0871985
         (State or other jurisdiction      (I.R.S. Employer Identification No.)
      of incorporation or organization)

                               New Orchard Road
                            Armonk, New York 10504
                   (Address of Principal Executive Offices)

                             ____________________

       Rational Software Corporation 1994 Stock Option Plan, as amended
           Rational Software Corporation 1997 Stock Plan, as amended Rational Software Corporation 1997 Supplemental Stock Plan, as amended
          Rational Software Corporation 1998 Indian Stock Option Plan
            Rational Software Corporation 2000 Director Option Plan
         Rational Software Corporation Stock Option Plan for Directors
                        Catapulse, Inc. 1999 Stock Plan
                ObjecTime Limited U.S. Stock Option Plan (1997)
              ObjecTime Limited Canadian Stock Option Plan (1997)
                 ObjecTime Limited 1998 U.S. Stock Option Plan
               ObjecTime Limited 1998 Canadian Stock Option Plan
                  Atria Software, Inc. 1994 Stock Option Plan
           Pure Software, Inc. 1992 Stock Option/Stock Issuance Plan
                  Pure Software, Inc. 1995 Stock Option Plan
               Performance Awareness Corporation 1997 Stock Plan
              Integrity QA Software, Inc. 1995 Stock Option Plan
                       Requisite, Inc. Stock Option Plan
         Software Quality Automation, Inc. 1990 Incentive Stock Option
                      and Nonqualified Stock Option Plan
                           SQA, Inc. 1995 Stock Plan
              Verdix Corporation 1983 Incentive Stock Option Plan
                 Vigor Technology, Inc. 1996 Stock Option Plan
                           (Full Title of the Plan)

                             ____________________

                             Andrew Bonzani, Esq.
               Assistant Secretary and Associate General Counsel
                  International Business Machines Corporation
                            Armonk, New York 10504
                                (914) 499-1900
 (Name, address and telephone number, including area code, of agent for service)

                               ________________
                                  Copies to:
                            Scott A. Barshay, Esq.
                            Cravath, Swaine & Moore
                                Worldwide Plaza
                               825 Eighth Avenue
                              New York, NY 10019
                                (212) 474-1000



                                                   CALCULATION OF REGISTRATION FEE
=====================================================================================================================
              Title of                    Amount         Proposed maximum     Proposed maximum         Amount of
             securities                   to be         offering price per   aggregate offering    registration fee
          to be registered              registered            share                price
---------------------------------------------------------------------------------------------------------------------
Common Stock, par value $.20 per        3,209,379 [1]   $83.20 [2]           $267,020,332.80 [2]   $21,601.94 [3]
share
---------------------------------------------------------------------------------------------------------------------

[1] Based on the number of shares subject to outstanding options under the stock option plans listed above as of February 21, 2003, divided by a conversion factor to reflect the number of shares of IBM Common Stock for which such options are exercisable pursuant to the Agreement and Plan of Merger dated as of December 6, 2002, among IBM, Barron Acquisition Corp. and Rational Software Corporation (the "Merger Agreement").

[2] Estimated solely for the purpose of determining the registration fee in accordance with Rule 457(h) under the Securities Act of 1933 on the basis of the weighted average exercise price of the outstanding options under the stock option plans listed above as of February 21, 2003, multiplied by a conversion factor to reflect the price at which such options could be exercised to purchase IBM Common Stock pursuant to the Merger Agreement.

[3] The filing fee of $21,601.49 is offset against the filing fee previously paid in connection with the Registration Statement on Form S-3 (Registration No. 333-086615) of IBM Credit Corporation, a wholly owned subsidiary of IBM, filed with the Securities and Exchange Commission on September 7, 1999 in accordance with Rule 457(p) under the Securities Act of 1933.

================================================================================


Pursuant to Rule 416 under the Securities Act of 1933, to the extent additional shares of IBM Common Stock may be issued or issuable as a result of a stock split or other distribution declared at any time by the Board of Directors while this registration statement is in effect, this registration statement is hereby deemed to cover all of such additional common stock.

                            INTRODUCTORY STATEMENT

     On December 6, 2002, International Business Machines Corporation ("IBM"), Barron Acquisition Corp. ("Barron") and Rational Software Corporation ("Rational") entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the terms of the Merger Agreement and subject to certain limited exceptions, each outstanding share of Rational common stock was converted into the right to receive $10.50 in cash, without interest. The Merger Agreement also provides that Barron will merge with and into Rational.

     The Merger Agreement provides that at the effective time of the merger, the terms of each outstanding option to acquire shares of Rational common stock with an exercise price of less than $15.75 per share granted under the Rational Software Corporation 1994 Stock Option Plan, as amended, the Rational Software Corporation 1997 Stock Plan, as amended, the Rational Software Corporation 1997 Supplemental Stock Plan, as amended, the Rational Software Corporation 1998 Indian Stock Option Plan, the Rational Software Corporation 2000 Director Option Plan, the Rational Software Corporation Stock Option Plan for Directors, the Catapulse, Inc. 1999 Stock Plan, the ObjecTime Limited U.S. Stock Option Plan (1997), the ObjecTime Limited Canadian Stock Option Plan
(1997), the ObjecTime Limited 1998 U.S. Stock Option Plan, the ObjecTime Limited 1998 Canadian Stock Option Plan, the Atria Software, Inc. 1994 Stock Option Plan, the Pure Software, Inc. 1992 Stock Option/Stock Issuance Plan, the Pure Software, Inc. 1995 Stock Option Plan, the Performance Awareness Corporation 1997 Stock Plan, the Integrity QA Software, Inc. 1995 Stock Option Plan, the Requisite, Inc. Stock Option Plan, the Software Quality Automation, Inc. 1990 Incentive Stock Option and Nonqualified Stock Option Plan, the SQA, Inc. 1995 Stock Plan, the Verdix Corporation 1983 Incentive Stock Option Plan and the Vigor Technology, Inc. 1996 Stock Option Plan, will be amended, and each such option will be converted into an option to acquire, on the same terms and conditions, a number of shares of IBM common stock in an amount and at an exercise price based on the formulas set forth in the Merger Agreement.

                                    PART I

             INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS


ITEM 1.  PLAN INFORMATION

     All information required by Part I to be contained in the Section 10(a) prospectus is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act of 1933, as amended (the "Securities Act") and the Note to Part I of Form S-8.

ITEM 2.  REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION

     All information required by Part I to be contained in the Section 10(a) prospectus is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act and the Note to Part I of Form S-8.

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents previously filed with the Securities and Exchange Commission are incorporated by reference herein and shall be deemed a part hereof:

          (a) The Annual Report of IBM on Form 10-K for the fiscal year ended December 31, 2001, filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act").

          (b) All other reports filed by IBM pursuant to Section 13(a) or 15(d) of the Exchange Act since December 31, 2001.

          (c) The description of IBM's common stock, contained in IBM's registration statements filed pursuant to Section 12 of the Exchange Act, and any amendment or report filed for the purpose of updating any such description.

     All documents filed by IBM pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, after the date hereof and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

     Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES.

     Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

     The validity of the IBM common stock, par value $.20 per share, offered hereby has been passed upon by Andrew Bonzani, Assistant Secretary and Associate General Counsel of IBM. As of February 27, 2003, Mr. Bonzani beneficially owns shares of IBM common stock, par value $.20 per share, and options to purchase shares of IBM common stock, par value $.20 per share.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The By-Laws of IBM (Article VI, Section 6) provide the following:

          "The Corporation shall, to the fullest extent permitted by applicable law as in effect at any time, indemnify any person made, or threatened to be made, a party to an action or proceeding whether civil or criminal (including an action or proceeding by or in the right of the Corporation or any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, for which any director or officer of the Corporation served in any capacity at the request of the Corporation), by reason of the fact that such person or such person's testator or intestate was a director or officer of the Corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein. Such indemnification shall be a contract right and shall include the right to be paid advances of any expenses incurred by such person in connection with such action, suit or proceeding, consistent with the provisions of applicable law in effect at any time. Indemnification shall be deemed to be `permitted' within the meaning of the first sentence hereof if it is not expressly prohibited by applicable law as in effect at the time."

     The Certificate of Incorporation of IBM (Article Eleven) provides the following:

          "Pursuant to Section 402(b) of the Business Corporation Law of the State of New York, the liability of the Corporation's directors to the Corporation or its stockholders for damages for breach of duty as a director shall be eliminated to the fullest extent permitted by the Business Corporation Law of the State of New York, as it exists on the date hereof or as it may hereafter be amended. No amendment to or repeal of this Article shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal."

     With certain limitations, Sections 721 through 726 of the New York Business Corporation Law permit a corporation to indemnify a director or officer made a party to an action (i) by a corporation or in its right in order to procure a judgment in its favor unless he shall have breached his duties, or (ii) other than an action by or in the right of the corporation in order to procure a judgment in its favor, if such director or officer acted in good faith and in a manner he reasonably believed to be in or, in certain cases not opposed to such corporation's interest and additionally, in criminal actions, had no reasonable cause to believe his conduct was unlawful.

     In addition, IBM maintains directors' and officers' liability insurance policies.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

     Not applicable.

ITEM 8.  EXHIBITS.

Exhibit Number    Description

5.1 Opinion of Andrew Bonzani, Esq., Assistant Secretary and Associate General Counsel, regarding the legality of the securities being issued
23.1              Consent of PricewaterhouseCoopers LLP
23.2 Consent of Andrew Bonzani, Esq., Assistant Secretary and Associate General Counsel (included in Exhibit 5.1)
24.1              Powers of Attorney
24.2 Certified Resolutions of the IBM Board of Directors authorizing execution of this registration statement by Power of Attorney.

ITEM 9.  UNDERTAKINGS.

     (a) The undersigned registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the

Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of North Castle, State of New York, on the 27th day of February, 2003.


                                        INTERNATIONAL BUSINESS MACHINES
                                        CORPORATION,

                                           By: /s/ Andrew Bonzani
                                               ------------------------------
                                               Name:  Andrew Bonzani, Esq.
                                               Title: Assistant Secretary and
                                                      Associate General Counsel


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated, on the 27th day of February, 2003.


Signature                                          Title

                     * President and Chief Executive Officer ------------------------------------ (Principal Executive Officer)
Samuel J. Palmisano
                     * Senior Vice President and Chief Financial ------------------------------------ Officer (Principal Financial Officer)
John R. Joyce
                     *                Vice President and Controller (Controller)
------------------------------------
Robert F. Woods
                     *                Director
------------------------------------
Cathleen Black
                     *                Director
------------------------------------
Juergen Dormann
                     *                Director
------------------------------------
Nannerl O. Keohane

                     *                Director
------------------------------------
Charles F. Knight
                     *                Director
------------------------------------
Minoru Makihara
                     *                Director
------------------------------------
Lucio A. Noto

                     *                Director
------------------------------------
John B. Slaughter
                     *                Director
-----------------------------------
Sidney Taurel
                     *                Director
-----------------------------------
Alex Trotman
                     *                Director
-----------------------------------
Charles M. Vest

* The undersigned, by signing his name hereto, does hereby execute this Registration Statement pursuant to powers of attorney filed as Exhibit 24.1 to this Registration Statement.

                                          By:  /s/ Andrew Bonzani
                                               -------------------------------
                                               Andrew Bonzani, Esq.
                                               Attorney-in-Fact

                                 EXHIBIT INDEX

EXHIBIT NO.
5.1 Opinion of Andrew Bonzani, Esq., Assistant Secretary and Associate General Counsel, regarding the legality of the securities being issued
23.1                 Consent of PricewaterhouseCoopers LLP
23.2 Consent of Andrew Bonzani, Esq., Assistant Secretary and Associate General Counsel (included in Exhibit 5.1)
24.1                 Powers of Attorney
24.2 Certified Resolutions of the IBM Board of Directors authorizing execution of this registration statement by Power of Attorney.

                                                                   EXHIBIT 5.1




                                                            February 27, 2003

International Business Machines Corporation
New Orchard Road
Armonk, NY 10504

Ladies and Gentlemen:

I am Assistant Secretary and Associate General Counsel of International Business Machines Corporation (herein called the "Corporation") and an attorney duly admitted to practice in the State of New York. I am familiar with the Registration Statement on Form S-8 (the "Registration Statement") under the Securities Act of 1933 (the "Securities Act") regarding the shares of common stock, par value $.20 per share, of the Corporation (the "Shares") to be issued pursuant to the Rational Software Corporation 1994 Stock Option Plan, as amended, the Rational Software Corporation 1997 Stock Plan, as amended, the Rational Software Corporation 1997 Supplemental Stock Plan, as amended, the Rational Software Corporation 1998 Indian Stock Option Plan, the Rational Software Corporation 2000 Director Option Plan, the Rational Software Corporation Stock Option Plan for Directors, the Catapulse, Inc. 1999 Stock Plan, the ObjecTime Limited U.S. Stock Option Plan (1997), the ObjecTime Limited Canadian Stock Option Plan (1997), the ObjecTime Limited 1998 U.S. Stock Option Plan, the ObjecTime Limited 1998 Canadian Stock Option Plan, the Atria Software, Inc. 1994 Stock Option Plan, the Pure Software, Inc. 1992 Stock Option/Stock Issuance Plan, the Pure Software, Inc. 1995 Stock Option Plan, the Performance Awareness Corporation 1997 Stock Plan, the Integrity QA Software, Inc. 1995 Stock Option Plan, the Requisite, Inc. Stock Option Plan, the Software Quality Automation, Inc. 1990 Incentive Stock Option and Nonqualified Stock Option Plan, the SQA, Inc. 1995 Stock Plan, the Verdix Corporation 1983 Incentive Stock Option Plan and the Vigor Technology, Inc. 1996 Stock Option Plan (collectively, the "Plans").

I have reviewed such documents and records as I have deemed necessary or appropriate to enable me to express an informed opinion with respect to the matters covered hereby.

Based upon the foregoing, I am of the opinion that, when issued or sold in accordance with the terms of the Plans, the Shares will be duly authorized, legally issued, fully paid and nonassessable. The Plans do not require IBM shareholder approval because directors and officers (as defined in Section 16 of the Securities Exchange Act of 1934, as amended) will not be receiving awards under the Plans.

I hereby consent to the use of my name in the Registration Statement as counsel who has passed upon the legality of the Shares, and to the use of this opinion as an Exhibit to the Registration Statement.

                                      Very truly yours,

                                      /s/ Andrew Bonzani
                                      ----------------------------------
                                      Andrew Bonzani, Esq.
                                      Assistant Secretary and Associate General
                                      Counsel

                                                                  EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 17, 2002, except for Note w, as to which the date is June 3, 2002, relating to the financial statements, which appears in the Current Report on Form 8-K dated November 4, 2002. We also consent to the incorporation by reference of our report dated January 17, 2002 relating to the financial statement schedule, which appears in International Business Machines Corporation's Annual Report on Form 10-K for the year ended December 31, 2001.

     We also consent to the incorporation by reference in this Registration Statement of our report dated June 28, 2002 relating to the financial statements, which appears in the Annual Report of the IBM Tax Deferred Savings 401(k) Plan on Form 11-K for the year ended December 31, 2001.

/s/ PricewaterhouseCoopers LLP
-------------------------------
PricewaterhouseCoopers LLP
New York, New York
February 25, 2003

                                                                  EXHIBIT 24.1

                   POWER OF ATTORNEY OF SAMUEL J. PALMISANO


          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned President and Chief Executive Officer of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-3, S-4, S-8, and/or other appropriate Form, for shares of capital stock of the Corporation or other interests, whether issuable in connection with the acquisition of certain assets and businesses of Rational Software Corporation, upon the exercise or surrender of any options assumed or exchanged by the Corporation that were issued by Rational Software Corporation, or upon the grant of options, restricted stock or other equity awards in connection with such acquisition, hereby constitute and appoint Louis V. Gerstner, Jr., Edward
M. Lineen, John R. Joyce, Robert F. Woods, Jesse J. Greene, Jr., Daniel E. O'Donnell and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 23 day of September 2002.

                                        /s/ Samuel J. Palmisano
                                        ---------------------------------------
                                        Samuel J. Palmisano
                                        President and Chief Executive Officer

                      POWER OF ATTORNEY OF JOHN R. JOYCE


          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Senior Vice President and Chief Financial Officer of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-3, S-4, S-8, and/or other appropriate Form, for shares of capital stock of the Corporation or other interests, whether issuable in connection with the acquisition of certain assets and businesses of Rational Software Corporation, upon the exercise or surrender of any options assumed or exchanged by the Corporation that were issued by Rational Software Corporation, or upon the grant of options, restricted stock or other equity awards in connection with such acquisition, hereby constitute and appoint Louis V. Gerstner, Jr., Samuel
J. Palmisano, Edward M. Lineen, Robert F. Woods, Jesse J. Greene, Jr., Daniel
E. O'Donnell and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 23 day of September 2002.

                               /s/ John R. Joyce
                               -------------------------------------------------
                               John R. Joyce
                               Senior Vice President and Chief Financial Officer

                     POWER OF ATTORNEY OF ROBERT F. WOODS


          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Vice President and Controller of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-3, S-4, S-8, and/or other appropriate Form, for shares of capital stock of the Corporation or other interests, whether issuable in connection with the acquisition of certain assets and businesses of Rational Software Corporation, upon the exercise or surrender of any options assumed or exchanged by the Corporation that were issued by Rational Software Corporation, or upon the grant of options, restricted stock or other equity awards in connection with such acquisition, hereby constitute and appoint Louis V. Gerstner, Jr., Samuel J. Palmisano, Edward M. Lineen, John R. Joyce, Jesse J. Greene, Jr., Daniel E. O'Donnell and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 23 day of September 2002.

                                                  /s/ Robert F. Woods
                                                  ------------------------------
                                                  Robert F. Woods
                                                  Vice President and Controller

                       POWER OF ATTORNEY OF IBM DIRECTOR

          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the " Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-3, S-4, S-8, and/or other appropriate Form, for shares of capital stock of the Corporation or other interests, whether issuable in connection with the acquisition of certain assets and businesses of Rational Software Corporation, upon the exercise or surrender of any options assumed or exchanged by the Corporation that were issued by Rational Software Corporation, or upon the grant of options, restricted stock or other equity awards in connection with such acquisition, hereby constitute and appoint Louis V. Gerstner, Jr., Samuel J. Palmisano, Edward M. Lineen, John R. Joyce, Robert F. Woods, Jesse J. Greene, Jr., Daniel E. O'Donnell and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 23 day of September 2002.

                                                     /s/ Cathleen Black
                                                     ---------------------------
                                                     Cathleen Black
                                                     Director

                                                     /s/ Juergen Dormann
                                                     ---------------------------
                                                     Juergen Dormann
                                                     Director

                                                     /s/ Nannerl O. Keohane
                                                     ---------------------------
                                                     Nannerl O. Keohane
                                                     Director

                                                     /s/ Charles F. Knight
                                                     ---------------------------
                                                     Charles F. Knight
                                                     Director

                                                     /s/Minoru Makihara
                                                     ---------------------------
                                                     Minoru Makihara
                                                     Director

                                                     /s/ Lucio A. Noto
                                                     ---------------------------
                                                     Lucio A. Noto
                                                     Director

                                                     /s/ John B. Slaughter
                                                     ---------------------------
                                                     John B. Slaughter
                                                     Director

                                                     /s/ Sidney Taurel
                                                     ---------------------------
                                                     Sidney Taurel
                                                     Director

                                                     /s/ Alex Trotman
                                                     ---------------------------
                                                     Alex Trotman
                                                     Director

                                                     /s/ Charles M. Vest
                                                     ---------------------------
                                                     Charles M. Vest
                                                     Director

                                                                  EXHIBIT 24.2

                  INTERNATIONAL BUSINESS MACHINES CORPORATION

                    CERTIFICATE OF THE ASSISTANT SECRETARY

          I, Andrew Bonzani, the undersigned Assistant Secretary of International Business Machines Corporation, a New York Corporation, do hereby certify as follows:

          Attached hereto as Exhibit A is a true copy of the resolutions adopted by the Board of Directors of International Business Machines Corporation, authorizing the officers of the Corporation to execute the Registration Statement, to which this certificate is attached as an exhibit, by power of attorney.

          IN WITNESS WHEREOF, I have executed this certificate as of this 27th day of February, 2003.

                                         By: /s/ Andrew Bonzani
                                             -----------------------------------
                                             Andrew Bonzani, Esq.
                                             Assistant Secretary and
                                             Associate General Counsel

                                                     Exhibit A to Exhibit 24.2

                             RESOLUTIONS REGARDING

                         RATIONAL SOFTWARE CORPORATION

          RESOLVED that the acquisition of certain assets and businesses of Rational Software Corporation, on substantially the terms and conditions presented to the Board, is hereby approved, and that the Chairman of the Board, the President and Chief Executive Officer, any Senior Vice President, the Vice President, Corporate Development, and any other Vice President (each, a "proper executive"), be, and each of them individually hereby is, authorized and empowered to approve, execute and deliver in the name and on behalf of the Company any agreements, instruments, plans and other documents (and any amendments thereto) necessary or appropriate in connection with the acquisition, or any of the other matters or transactions related thereto, including without limitation the preparation, execution and filing of any merger or acquisition agreements, plans or certificates, the preparation of any company-specific incentive plans, the assumption of any stock, option, stock purchase or other plans or the delivery or issuance of shares of capital stock of the Company in substitution, exchange or payment therefor; and

          RESOLVED that the Board of Directors of the Company hereby authorizes the issuance of authorized but unissued shares or the delivery of treasury shares of Capital Stock, $.20 par value, of the Company (the "Shares" ), in connection with the payment of the purchase price for the acquisition, the creation of any equity incentive plan, the assumption of any stock, option or other plans or the delivery or issuance of shares of capital stock of the Company in substitution, exchange or payment therefor; and

          RESOLVED that the proper executives of the Company be, and hereby are, authorized and empowered to prepare for filing with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended, one or more registration statements relating to the Shares, and that each of Louis V. Gerstner, Jr., Samuel J. Palmisano, Edward M. Lineen, John R. Joyce, Robert F. Woods, Jesse J. Greene, Jr., Daniel E. O'Donnell and Andrew Bonzani, be, and each of them hereby is, vested with full power to act, together or each without the others, in any and all capacities, in the name and on behalf of the Company to sign or cause to be signed electronically, such registration statements and any and all amendments to the aforementioned registration statements, and to file said registration statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, and all actions in connection with the preparation, execution and filing of said registration statements with the SEC on behalf of and as attorneys for the Company are hereby ratified, approved and adopted in all respects; and

          RESOLVED that the proper executives of the Company be, and they hereby are, authorized in the name and on behalf of the Company, to take any and all action which they may deem necessary or advisable in order to effect the registration or qualification (or exemption therefrom) of the Shares for issue, offer, sale or trade under the Blue Sky or securities laws of any of the States of the United States of America as well as in any foreign jurisdiction and political subdivisions thereof, and in connection therewith to execute, acknowledge, verify, deliver, file or cause to be published any applications, reports, consents to service of process and other papers and instruments which may be required under such laws, and to take any and all further action which they may deem necessary or advisable in order to maintain any such registration, qualification or exemption for as long as they deem necessary or as required by law, and that the execution by such officers of any such paper or document, or the doing by them of any act in connection with the foregoing matters shall conclusively establish their authority therefor from the Company and the ratification by the Company of the papers and documents so executed and the actions so taken; and

          RESOLVED that the Company is hereby authorized to list the Shares on any public exchanges, and that the proper executives of the Company are hereby authorized on behalf of the Company to execute all listing applications, fee agreements and other documents in connection with the foregoing; and

          RESOLVED that the proper executives of the Company be, and they hereby are, authorized to take all such further action and to execute all such further instruments and documents in the name and on behalf of the Company and under its corporate seal or otherwise, and to pay all fees, expenses and taxes as in their judgment shall be necessary, proper or advisable in order fully to carry out the intent and accomplish the purposes of the foregoing Resolutions; and

          RESOLVED that the proper executives of the Company shall have the authority to further delegate, in whole or in part, the authority provided in these resolutions to any other officer or employee of the Company or its subsidiaries.